Melamine Chemicals, Inc.
                                             Exhibit to Form 10-K
                                                            10.17


                     Schedule of Differences
                             between
                       Indemnity Agreements

     The persons listed below have entered into substantially identical forms of Indemnity Agreements, effective for the duration of their service as directors. The form of Indemnity Agreement has been incorporated by reference to the Company's registration statement on Form S-1 (Registration No. 33-15181).

                         James W. Cook
                         Charles McAuley
                         Scotty B. Patrick
                         R. Michael Summerford
                         Daniel D. Reneau, Jr.
                         Nilon H. Prater
                         David J. D'Antoni